SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. 1)

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AKERNA CORP.

(Name of Registrant as Specified in Its Charter)

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AKERNA CORP.

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 30, 2020

**CHANGE IN MEETING LOCATION**

To the Stockholders of Akerna Corp.:

This notice provides updated information regarding the upcoming Annual Meeting of Stockholders (the “Annual Meeting”) of Akerna Corp. (the “Company”). Due to circumstances surrounding the use of the prior location for the Annual Meeting, the Company has changed the location of the Annual Meeting to 357 S. McCaslin Blvd, 1st Floor, Louisville, Colorado 80027. The meeting will still be held on November 30, 2020, at 9:00 a.m., Mountain Time. You are cordially invited to attend the Annual Meeting at the new location to consider and vote upon the following proposals:

1.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the stub-period ending December 31, 2020;

2.	To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying senior secured convertible notes issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated June 8, 2020 (the “Securities Purchase Agreement”), between the Company and the investors named therein, without giving effect to the exchange cap in such senior secured convertible notes in an amount that may be equal to or exceed 20% of our common stock outstanding before the issuance of such senior secured convertible notes (the “Nasdaq 20% Cap Removal Proposal”);

3.	To approve an amendment to the Company’s Amended and Restated 2019 Long Term Incentive Plan to clarify that Incentive Stock Options can only be issued to employees of the Company, a subsidiary of the Company or parent of the Company (the “Incentive Plan Amendment”); and

4.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR, “FOR” THE APPROVAL OF THE NASDAQ 20% CAP REMOVAL PROPOSAL AND “FOR” THE INCENTIVE PLAN AMENDMENT.

The Board has fixed the close of business on October 23, 2020 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement(s) or adjournment(s) thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement(s) or adjournment(s) thereof. Each share of our common stock is entitled to one vote on the appointment of auditors, the Nasdaq 20% Cap Removal Proposal and the Incentive Plan Amendment. Our special voting share is entitled to one vote per a common stock equivalent pursuant to its terms on the appointment of auditors, the Nasdaq 20% Cap Removal Proposal and the Incentive Plan Amendment. A list of stockholders as of the Record Date will be available at the Annual Meeting for inspection by any stockholder. Stockholders will need to register at the Annual Meeting to attend the Annual Meeting. If your shares of common stock are not registered in your name, you will need to bring proof of your ownership of those shares to the Annual Meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares to provide you with proper proxy documentation that shows your ownership of shares as of the Record Date and your right to vote such shares at the Annual Meeting. Please bring that documentation to the Annual Meeting.

Your vote is important. You are requested to carefully read the accompanying Proxy Statement for a more complete statement of matters to be considered at the Annual Meeting. The affirmative vote of a majority of the votes cast by holders of voting stock present in person or represented by proxy and entitled to vote such matter at the Annual Meeting is required to ratify the appointment of the Company’s independent registered public accounting firm and approve the Nasdaq 20% Cap Removal Proposal and the Incentive Plan Amendment.

The Company is carefully monitoring the public health impact of the coronavirus (COVID-19) on a daily basis, and may decide to forego the physical Annual Meeting in favor of a virtual-only Annual Meeting or some other alternative depending on the situation. While we understand this could disrupt the travel plans of those who plan to attend, our first priority is the health and safety of our communities, shareholders, employees and other stakeholders. In the event the Company decides to hold a virtual Annual Meeting or some other alternative, shareholders will be notified and provided with additional details as soon as possible pursuant to a press release, a notice on our Website and/or additional proxy materials we file with the Securities and Exchange Commission and distribute to you.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting. If you received this Proxy Statement in the mail, a return envelope is enclosed for your convenience.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in relation to the Nasdaq 20% Cap Removal Proposal or the Incentive Plan Amendment Prosposal unless you direct the nominee holder how to vote, by returning your voting information form provided by such broker, bank, custodian or other nominee or following the instructions for voting contained therein.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR, “FOR” THE APPROVAL THE NASDAQ 20% CAP REMOVAL PROPOSAL AND “FOR” THE INCENTIVE PLAN AMENDMENT.

By Order of the Board,

/s/ John Fowle
John Fowle
Chief Financial Officer and Secretary

November 19, 2020

AMENDMENT TO PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 30, 2020

EXPLANATORY STATEMENT

This Amendment to Schedule 14A (the “Amendment”) is being filed to amend the definitive proxy statement (the “Proxy Statement”) of Akerna Corp. (the “Company”) in connection with its 2020 annual meeting of stockholders to be held on November 30, 2020, at 9:00 a.m., Mountain Time (the “Annual Meeting”), which was filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2020.  The sole purpose of this Amendment is (i) update the location of the Annual Meeting and (ii) to disclose an amendment to the Company’s bylaws that the Board of Directors adopted to update the voting requirements for matters, other than election of directors, brought before the stockholders to match the requirements as detailed in the Proxy Statement, amend two statements on voting requirements in the Proxy Statement and clarify the effect of abstentions and broker non-votes on the matters before the Annual Meeting. This Amendment should be read in conjunction with the Proxy Statement. Except as specifically amended herein, all information in the Proxy Statement remains unchanged and no other updates have been made to the Proxy Statement.

Why am I receiving this amended proxy statement?

The Company is delivering this amended proxy statement to you and has made them available to you on the Internet in connection with the Company’s solicitation of proxies for use at the Annual Meeting. This amended proxy statement is first being sent or given to stockholders on or about November 19, 2020. This amended proxy statement give you updated and corrected information on the proposals to be presented at the Annual Meeting so that you can make an informed decision.

We are providing these amended materials to: (1) update the location of the Annual Meeting; and (2) to disclose an amendment to the Company’s bylaws that the Board of Directors adopted to update the voting requirements for matters, other than election of directors, brought before the stockholders to match the voting requirements as detailed in the Proxy Statement and clarify the effect of abstentions and broker non-votes on the matters before the Annual Meeting.

In this Proxy Statement, we refer to Akerna Corp. as the “Company,” “we,” “us” or “our.”

What is the updated location for the Annual Meeting?

Due to issues with using the prior address for the Annual Meeting at 1630 Welton Street, Floor 4, Denver, CO 80202, the Company has determined to move the Annual Meeting to 357 S. McCaslin Blvd, 1st Floor, Louisville, CO 80027. The Annual Meeting will continue to be held on November 30, 2020 at 9:00 a.m. Mountain Time.

What information regarding voting requirements at the Annual Meeting is being clarified and amended?

The Company’s Board of Directors has amended the Company’s bylaws to change the vote required to approve matters brought before the shareholders at the Annual Meeting to match the standards set forth in the Proxy Statement, subject to the clarifying amendments set forth below. The voting standard under the Company’s amended bylaws applicable to each proposal at the Annual Meeting is the affirmative vote of a majority of the votes cast by holders of voting stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on such proposal. This means that, as described in the Proxy Statement, for each proposal at the Annual Meeting abstentions on a proposal will not count as votes cast on such proposal and, therefore, will not count for or against the proposal.

The Proxy Statement stated that the vote required for the ratification of the appointment of Marcum LLP for the stub-period ended December 31, 2020, the Nasdaq 20% Cap Removal Proposal (as described in the Proxy Statement) and the Incentive Plan Amendment (as described in the Proxy Statement) was the affirmative vote of a majority of the votes cast by holders of voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. The voting standard under the Company’s bylaws was actually “the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter.” The amendment to the Company’s bylaws brings the proper voting standards under the bylaws into alingment with the voting standards as described in the Proxy Statement, subject to the clarifying amendments set forth below.

Additionally, the amendment to the Company’s bylaws clarifies, for avoidance of doubt, that broker non-votes, while counted as present at a meeting of stockholders, for purposes of establishing quorum are not counted as a vote cast on a non-routine matter and therefore do not count for or against such matter. This is consistent with the Company’s view of applicable Delware law prior to such amendment to the bylaws and the disclosure as contained in the Proxy Statement. The amendment was made to ensure clarity on the treatment of broker non-votes at the Company’s stockholder meetings.

The Company does hereby amend and restate in its entirety the disclosure on page 29 of the Proxy Statement under the heading “Required Vote of Stockholders” to clarify the voting standard disclosed therein as follows:

“Required Vote

Approval of the the Nasdaq 20% Cap Removal Proposal requires the affirmative vote of a majority of the votes cast by holders of voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal at the Annual Meeting. This proposal is a non-routine matter and shares may not be voted on by your broker if you do not submit voting instructions. Abstentions and broker non-votes will have no effect on the outcome of this proposal.”

The Company does hereby amend and restate in its entirety the disclosure on page 33 of the Proxy Statement under the heading “Required Vote and Board’s Recommendation” to correct the voting standard disclosed therein as follows:

“Required Vote

Approval of the the Incentive Plan Amendment requires the affirmative vote of a majority of the votes cast by holders of voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal at the Annual Meeting. This proposal is a non-routine matter and shares may not be voted on by your broker if you do not submit voting instructions. Abstentions and broker non-votes will have no effect on the outcome of this proposal.”

Can I change my vote after I have voted or if I desire to change my vote after receipt of these materials?

If you have already submitted a proxy and do not wish to change your vote, you do not need to take any further action.

You may revoke your proxy and change your vote at any time before the vote on each proposal at the Annual Meeting. You may vote again on a later date via the Internet (in which case only your latest Internet proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary, at the Company’s headquarters at 1630 Welton Street, Floor 4, Denver, CO 80202, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 30, 2020

The Notice of Annual Meeting of Stockholders, the Amended Notice of Annual Meeting of Stockholders, the Proxy Statement for the Annual Meeting, this Amended Proxy Statement, the Annual Report and Proxy Card are available at www.cstproxy/akerna/2020. Information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement or any other filing that we make with the Securities and Exchange Commission.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Akerna Corp., 1630 Welton Street, Floor 4, Denver, CO 80202, Attn: Secretary.

By: Order of the Board of Directors,

/s/ Jessica Billingsley
Jessica Billinglsey
Chief Executive Officer

November 19, 2020

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